UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2013

Prime Estates & Developments, Inc.
(Exact name of registrant as specified in its Charter)

Nevada	333-162597	27-0611758
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wacker Drive,
Suite 3100, Chicago, Illinois 60606
(Address of Principal Executive Offices)

312.674.4529
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 25, 2013 our Board of Directors engaged MaloneBailey LLP (“MB”) as the Registrant’s new independent registered public accounting firm.

During the Company's two most recent fiscal years and through November 25, 2013, the Registrant has not consulted MaloneBailey LLP regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K except as follows: Prior to the engagement, there were discussions concerning the matters raised by the prior independent registered public accounting firm in its resignation letter, specifically concerning the issues of GAAP requirements for revenue recognition and recording accounts receivable as well as documentation the Registrant would be required to provide or that M&B would expect to obtain independently concerning these matters.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME ESTATES & DEVELOPMENTS, INC.

November 25, 2013	By:	/s/ Panagiotis Drakopoulos
Panagiotis Drakopoulos
Chief Financial Officer

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